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                                                                    Exhibit 10.3

                                 Micromuse Inc.

                        1998 Employee Stock Purchase Plan


              (As Amended and Restated Effective January 20, 2003)

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                                TABLE OF CONTENTS

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
SECTION 1.  PURPOSE OF THE PLAN                                                                         4

SECTION 2.  ADMINISTRATION OF THE PLAN                                                                  4
     (a)  Committee Composition                                                                         4
     (b)  Committee Responsibilities                                                                    4

SECTION 3.  COMMITTEE RULES FOR FOREIGN JURISDICTIONS AND THE NON-423 PLAN                              4
     (a)  Special Rules and Procedures                                                                  4
     (b)  Non-423 Plan                                                                                  4

SECTION 4.  ENROLLMENT AND PARTICIPATION                                                                5
     (a)  Offering Periods                                                                              5
     (b)  Accumulation Periods                                                                          5
     (c)  Enrollment                                                                                    5
     (d)  Duration of Participation                                                                     5
     (e)  Applicable Offering Period                                                                    5
     (f)  Equal Rights and Privileges                                                                   6

SECTION 5.  EMPLOYEE CONTRIBUTIONS                                                                      6
     (a)  Frequency of Payroll Deductions                                                               6
     (b)  Amount of Contributions                                                                       6
     (c)  Changing Contibution Rate                                                                     6
     (d)  Discontinuing Contributions                                                                   6
     (e)  Limit on Number of Elections                                                                  6

SECTION 6.  WITHDRAWAL FROM THE PLAN                                                                    7
     (a)  Withdrawal                                                                                    7
     (b)  Re-Enrollment After Withdrawal                                                                7

SECTION 7.  CHANGE IN EMPLOYMENT STATUS                                                                 7
     (a)  Termination of Employment                                                                     7
     (b)  Leave of Absence                                                                              7
     (c)  Death                                                                                         7

SECTION 8.  PLAN ACCOUNTS AND PURCHASE OF SHARES                                                        7
     (a)  Plan Accounts                                                                                 7
     (b)  Purchase Price                                                                                7
     (c)  Number of Shares Purchased                                                                    8
     (d)  Available Shares Insufficient                                                                 8
     (e)  Issuance of Stock                                                                             8
     (f)  Unused Cash Balances                                                                          8
     (g)  Stockholder Approval                                                                          8

SECTION 9.  LIMITATIONS ON STOCK OWNERSHIP                                                              9
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
     (a)  Five Percent Limit                                                                            9
     (b)  Dollar Limit                                                                                  9

SECTION 10. RIGHTS NOT TRANSFERABLE                                                                    10

SECTION 11. NO RIGHTS AS AN EMPLOYEE                                                                   10

SECTION 12. NO RIGHTS AS A STOCKHOLDER                                                                 10

SECTION 13. SECURITIES LAW REQUIREMENTS.                                                               10

SECTION 14. STOCK OFFERED UNDER THE PLAN                                                               10
     (a)  Authorized Shares                                                                            10
     (b)  Anti-Dilution Adjustments                                                                    11
     (c)  Reorganizations                                                                              11

SECTION 15. AMENDMENT OR DISCONTINUANCE                                                                11

SECTION 16. GOVERNING LAW                                                                              11

SECTION 17. DEFINITIONS                                                                                11
     (a)  Accumulation Period                                                                          11
     (b)  Affiliate                                                                                    11
     (c)  Board                                                                                        11
     (d)  Code                                                                                         12
     (e)  Committee                                                                                    12
     (f)  Company                                                                                      12
     (g)  Compensation                                                                                 12
     (h)  Corporate Reorganization                                                                     12
     (i)  Eligible Employee                                                                            12
     (j)  Exchange Act                                                                                 12
     (k)  Fair Market Value                                                                            12
     (l)  IPO                                                                                          13
     (m)  Non-423 Plan                                                                                 13
     (n)  Offering Period                                                                              13
     (o)  Participant                                                                                  13
     (p)  Participating Company                                                                        13
     (q)  Plan                                                                                         13
     (r)  Plan Account                                                                                 13
     (s)  Purchase Price                                                                               13
     (t)  Section 423 Plan                                                                             13
     (u)  Stock                                                                                        13
     (v)  Subsidiary                                                                                   13

SECTION 18.  EXECUTION                                                                                 14
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Micromuse Inc.
                        1998 Employee Stock Purchase Plan

SECTION 1.  PURPOSE OF THE PLAN.

     The Plan was adopted by the Board on January 20, 1998, effective as of the date of the IPO. The Plan was most recently amended and restated effective as of January 20, 2003. The purpose of the Plan is to provide Eligible Employees with an opportunity to increase their proprietary interest in the success of the Company by purchasing Stock from the Company on favorable terms. The Plan is intended to qualify under Section 423 of the Code, although the Company makes no undertaking nor representation to maintain such requirements. In addition, this Plan document authorizes the grant of options under a non-423 plan which do not qualify under Section 423 of the Code pursuant to rules, procedures or sub-plans adopted by the Board or the Committee designed to achieve tax or other desired objectives.

SECTION 2.  ADMINISTRATION OF THE PLAN.

     (a) Committee Composition. The Plan shall be administered by the Committee. The Committee shall consist exclusively of one or more directors of the Company, who shall be appointed by the Board.

     (b) Committee Responsibilities. The Committee shall interpret the Plan and make all other policy decisions relating to the operation of the Plan. The
Committee may adopt such rules, guidelines and forms as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

SECTION 3.  COMMITTEE RULES FOR FOREIGN JURISDICTIONS AND THE NON-423 PLAN

     (a) Special Rules and Procedures. The Committee may adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Committee is specifically authorized to adopt rules and procedures regarding handling of payroll deductions, payment of interest, conversion of local currency, payroll tax, withholding procedures and handling of stock certificates which vary with local legal requirements.

     (b) Non-423 Plan. The Committee may also adopt rules, procedures or sub-plans applicable to particular Affiliates or locations, which rules, procedures or sub-plans may be designed to be outside the scope of Code Section
423. The terms of such rules, procedures or sub-plans may take precedence over other provisions of this Plan, with the exception of Section 14, but unless otherwise expressly superseded by the terms of such rule, procedure or sub-plan, the provisions of this Plan shall govern the operation of the Plan. To the extent inconsistent with the requirements of Code Section 423, such rules, procedures or sub-plans shall be considered part of the Non-423 Plan, and the options granted thereunder shall

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not be considered to comply with Section 423.

SECTION 4.  ENROLLMENT AND PARTICIPATION.

     (a)   Offering Periods. While the Plan is in effect, two overlapping
Offering Periods shall commence in each calendar year. The Offering Periods shall consist of the 24-month periods commencing on each August 1 and February
1, except that the first Offering Period shall commence on the date of the IPO and end on January 31, 2000.

     (b)   Accumulation Periods. While the Plan is in effect, two Accumulation
Periods shall commence in each calendar year. The Accumulation Periods shall consist of the six-month periods commencing on each August 1 and February 1, except that the first Accumulation Period shall commence on the date of the IPO and end on July 31, 1998. The duration and timing of Accumulation Periods may be changed or modified by the Committee.

     (c) Enrollment. Unless otherwise permitted by the Committee, any individual who, on the day preceding the first day of an Offering Period, qualifies as an Eligible Employee may elect to become a Participant in the Plan for such Offering Period by executing the enrollment form prescribed for this purpose by the Committee. Unless otherwise permitted by the Company, the enrollment form shall be filed with the Company at the prescribed location not later than 10 business days prior to the commencement of such Offering Period.

     (d) Duration of Participation. Once enrolled in the Plan, a Participant shall continue to participate in the Plan until he or she ceases to be an Eligible Employee, withdraws from the Plan under Section 6(a) or reaches the end of the Accumulation Period in which his or her employee contributions were discontinued under Section 5(d) or 9(b). A Participant who discontinued employee contributions under Section 5(d) or withdrew from the Plan under Section 6(a) may again become a Participant, if he or she then is an Eligible Employee, by following the procedure described in Subsection (c) above. A Participant whose employee contributions were discontinued automatically under Section 9(b) shall automatically resume participation at the beginning of the earliest Accumulation
Period ending in the next calendar year, if he or she then is an Eligible
Employee.

     (e)   Applicable Offering Period. For purposes of calculating the Purchase
Price under Section 8(b), the applicable Offering Period shall be determined as follows:

           (i)   Once a Participant is enrolled in the Plan for an Offering
     Period, such Offering Period shall continue to apply to him or her until the earliest of (A) the end of such Offering Period, (B) the end of his or her participation under Subsection (d) above or (C) re-enrollment in a subsequent Offering Period under Paragraph (ii) below.

           (ii) In the event that the Fair Market Value of Stock on the last trading day before the commencement of the Offering Period in which the Participant is enrolled is higher than on the last trading day before the commencement of any subsequent Offering Period, the Participant shall automatically be re-enrolled for

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     such subsequent Offering Period.

           (iii) When a Participant reaches the end of an Offering Period but his or her participation is to continue, then such Participant shall automatically be re-enrolled for the Offering Period that commences immediately after the end of the prior Offering Period.

     (f) Equal Rights and Privileges. All Eligible Employees who participate in the Plan shall have the same rights and privileges under the Plan, except for differences that may be mandated by local law and that are consistent with Code
Section 423(b)(5); provided, however, that Eligible Employees participating in the Non-423 Plan by means of rules, procedures or sub-plans adopted pursuant to
Section 3(b) need not have the same rights and privileges as Eligible Employees participating in the Section 423 Plan. The Board may impose restrictions on eligibility and participation of eligible Employees who are officers and directors to facilitate compliance with federal or state securities laws or foreign laws.

SECTION 5.  EMPLOYEE CONTRIBUTIONS.

     (a) Frequency of Payroll Deductions. Unless otherwise determined by the Committee, a Participant may purchase shares of Stock under the Plan solely by means of payroll deductions. Payroll deductions, as designated by the Participant pursuant to Subsection (b) below, shall occur on each payday during participation in the Plan.

     (b) Amount of Contributions. An Eligible Employee shall designate on the enrollment form the portion of his or her Compensation that he or she elects to contribute for the purchase of Stock. Such portion shall be a whole percentage of the Eligible Employee's Compensation, but not less than 1% nor more than 15%.

     (c) Changing Contribution Rate. If a Participant wishes to change the rate of contributions to the Plan, he or she may do so by filing a new enrollment form with the Company at the prescribed location at any time. The new rate shall be effective as soon as reasonably practicable after such form has been received by the Company. The new rate shall be a whole percentage of the Eligible Employee's Compensation, but not less than 1% nor more than 15%.

     (d) Discontinuing Contributions. If a Participant wishes to discontinue employee contributions entirely, he or she may do so by filing a new enrollment form with the Company at the prescribed location at any time. Contributions shall cease as soon as reasonably practicable after such form has been received by the Company. (In addition, employee contributions may be discontinued automatically pursuant to Section 9(b).) A Participant who has discontinued employee contributions may resume such contributions by filing a new enrollment form with the Company at the prescribed location. Payroll withholding shall resume as soon as reasonably practicable after such form has been received by the Company.

     (e) Limit on Number of Elections. No Participant shall make more than two elections under Subsection (c) or (d) above during any Accumulation Period.

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SECTION 6.  WITHDRAWAL FROM THE PLAN.

     (a) Withdrawal. A Participant may elect to withdraw from the Plan by filing the prescribed form with the Company at the prescribed location at any time before the last day of an Accumulation Period. As soon as reasonably practicable thereafter, contributions shall cease and the entire amount credited to the Participant's Plan Account shall be refunded to him or her in cash, without interest unless otherwise required under local law. No partial withdrawals shall be permitted.

     (b) Re-Enrollment After Withdrawal. A former Participant who has withdrawn from the Plan shall not be a Participant until he or she re-enrolls in the Plan under Section 4(c). Re-enrollment may be effective only at the commencement of an Offering Period.

SECTION 7.  CHANGE IN EMPLOYMENT STATUS.

     (a)   Termination of Employment. Termination of employment as an Eligible
Employee for any reason, including death, shall be treated as an automatic withdrawal from the Plan under Section 6(a). (A transfer from one Participating
Company to another shall not be treated as a termination of employment.)

     (b) Leave of Absence. For purposes of the Plan, employment shall not be deemed to terminate when the Participant goes on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing. Employment, however, shall be deemed to terminate 90 days after the Participant goes on a leave, unless a contract or statute guarantees his or her right to return to work. Employment shall be deemed to terminate in any event when the approved leave ends, unless the Participant immediately returns to work.

     (c) Death. In the event of the Participant's death, the amount credited to his or her Plan Account shall be paid to a beneficiary designated by him or her for this purpose on the prescribed form as permitted by the Company or, if none, to the Participant's estate. Such form shall be valid only if it was filed with the Company at the prescribed location before the Participant's death.

SECTION 8.  PLAN ACCOUNTS AND PURCHASE OF SHARES.

     (a) Plan Accounts. The Company shall maintain a Plan Account on its books in the name of each Participant. Whenever an amount is deducted from the Participant's Compensation or otherwise contributed under the Plan, such amount shall be credited to the Participant's Plan Account. Amounts credited to Plan
Accounts shall not be trust funds and may be commingled with the Company's general assets and applied to general corporate purposes, unless otherwise required under local law. No interest shall be credited to Plan Accounts, unless otherwise required under local law.

     (b) Purchase Price. The Purchase Price for each share of Stock purchased at the close of an Accumulation Period shall be the lower of:

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           (i)   85% of the Fair Market Value of such share on the last trading day in such Accumulation Period; or

           (ii) 85% of the Fair Market Value of such share on the last trading day before the commencement of the applicable Offering Period (as determined under Section 4(e)) or, in the case of the first Offering Period under the Plan, 85% of the price at which one share of Stock is offered to the public in the IPO.

     (c)   Number of Shares Purchased. As of the last day of each Accumulation
Period, each Participant shall be deemed to have elected to purchase the number of shares of Stock calculated in accordance with this Subsection (c), unless the Participant has previously elected to withdraw from the Plan in accordance with
Section 6(a). The amount then in the Participant's Plan Account shall be divided by the Purchase Price, and the number of shares that results shall be purchased from the Company with the funds in the Participant's Plan Account. The foregoing notwithstanding, no Participant shall purchase more than 1,250 shares of Stock with respect to any Accumulation Period nor more than the amounts of Stock set forth in Sections 9(b) and 14(a). The Committee may determine with respect to all Participants that any fractional share, as calculated under this Subsection
(c), shall be (i) rounded down to the next lower whole share or (ii) credited as a fractional share.

     (d) Available Shares Insufficient. In the event that the aggregate number of shares that all Participants elect to purchase during an Accumulation Period exceeds the maximum number of shares remaining available for issuance under
Section 14(a), then the number of shares to which each Participant is entitled shall be determined by multiplying the number of shares available for issuance by a fraction, the numerator of which is the number of shares that such Participant has elected to purchase and the denominator of which is the number of shares that all Participants have elected to purchase.

     (e) Issuance of Stock. Certificates representing the shares of Stock purchased by a Participant under the Plan shall be issued to him or her as soon as reasonably practicable after the close of the applicable Accumulation Period, except that the Committee may determine that such shares shall be held for each Participant's benefit by a broker designated by the Committee (unless the Participant has elected that certificates be issued to him or her). Shares may be registered in the name of the Participant or jointly in the name of the Participant and his or her spouse as joint tenants with right of survivorship or as community property to the extent permitted under local law.

     (f)   Unused Cash Balances. An amount remaining in the Participant's Plan
Account that represents the Purchase Price for any fractional share shall be carried over in the Participant's Plan Account to the next Accumulation Period.
Any amount remaining in the Participant's Plan Account that represents the Purchase Price for whole shares that could not be purchased by reason of Subsection (c) above, Section 9(b) or Section 14(a) shall be refunded to the Participant in cash, without interest, unless otherwise required under local law.

     (g) Stockholder Approval. Any other provision of the Plan notwithstanding, no shares of Stock shall be purchased under the Plan unless and until the Company's stockholders

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have approved the adoption of the Plan.

SECTION 9.  LIMITATIONS ON STOCK OWNERSHIP.

     (a) Five Percent Limit. Any other provision of the Plan notwithstanding, no Participant shall be granted a right to purchase Stock under the Plan if such Participant, immediately after his or her election to purchase such Stock, would own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any parent or Subsidiary of the Company.
For purposes of this Subsection (a), the following rules shall apply:

           (i) Ownership of stock shall be determined after applying the attribution rules of Section 424(d) of the Code;

           (ii) Each Participant shall be deemed to own any stock that he or she has a right or option to purchase under this or any other plan; and

           (iii) Each Participant shall be deemed to have the right to purchase
     1,250 shares of Stock under this Plan with respect to each Accumulation
     Period.

     (b) Dollar Limit. Any other provision of the Plan notwithstanding, no Participant shall purchase Stock with a Fair Market Value in excess of the following limit:

           (i) In the case of Stock purchased during an Offering Period that commenced in the current calendar year, the limit shall be equal to (A)
     $25,000 minus (B) the Fair Market Value of the Stock that the Participant previously purchased in the current calendar year (under this Plan and all other employee stock purchase plans of the Company or any parent or Subsidiary of the Company).

           (ii) In the case of Stock purchased during an Offering Period that commenced in the immediately preceding calendar year, the limit shall be equal to (A) $50,000 minus (B) the Fair Market Value of the Stock that the Participant previously purchased (under this Plan and all other employee stock purchase plans of the Company or any parent or Subsidiary of the Company) in the current calendar year and in the immediately preceding calendar year.

           (iii) In the case of Stock purchased during an Offering Period that commenced in the second preceding calendar year, the limit shall be equal to (A) $75,000 minus (B) the Fair Market Value of the Stock that the Participant previously purchased (under this Plan and all other employee stock purchase plans of the Company or any parent or Subsidiary of the Company) in the current calendar year and in the two preceding calendar years.

For purposes of this Subsection (b), the Fair Market Value of Stock shall be determined in each case as of the beginning of the Offering Period in which such Stock is purchased. Employee

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stock purchase plans not described in Section 423 of the Code shall be disregarded. If a Participant is precluded by this Subsection (b) from purchasing additional Stock under the Plan, then his or her employee contributions shall automatically be discontinued and shall resume at the beginning of the earliest Accumulation Period ending in the next calendar year
(if he or she then is an Eligible Employee).

SECTION 10. RIGHTS NOT TRANSFERABLE.

     The rights of any Participant under the Plan, or any Participant's interest in any Stock or moneys to which he or she may be entitled under the Plan, shall not be transferable by voluntary or involuntary assignment or by operation of law, or in any other manner other than by beneficiary designation or the laws of descent and distribution. If a Participant in any manner attempts to transfer, assign or otherwise encumber his or her rights or interest under the Plan, other than by beneficiary designation or the laws of descent and distribution, then such act shall be treated as an election by the Participant to withdraw from the Plan under Section 6(a).

SECTION 11. NO RIGHTS AS AN EMPLOYEE.

     Nothing in the Plan or in any right granted under the Plan shall confer upon the Participant any right to continue in the employ of a Participating
Company for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Participating Companies or of the Participant, which rights are hereby expressly reserved by each, to terminate his or her employment at any time and for any reason, with or without cause.

SECTION 12. NO RIGHTS AS A STOCKHOLDER.

     A Participant shall have no rights as a stockholder with respect to any shares of Stock that he or she may have a right to purchase under the Plan until such shares have been purchased on the last day of the applicable Accumulation
Period.

SECTION 13. SECURITIES LAW REQUIREMENTS.

     Shares of Stock shall not be issued under the Plan unless the issuance and delivery of such shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the United States Securities
Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, any applicable foreign law and the regulations of any stock exchange or other securities market on which the Company's securities may then be traded.

SECTION 14. STOCK OFFERED UNDER THE PLAN.

     (a) Authorized Shares. The aggregate number of shares of Stock available for purchase under the Plan shall be 300,000, subject to adjustment pursuant to this Section 14. Such number shall automatically be increased by 160,000 shares on the first day of each fiscal

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year of the Company, commencing with October 1, 1999, subject to adjustment pursuant to this Section 14.

     (b) Anti-Dilution Adjustments. The aggregate number of shares of Stock offered under the Plan, the 1,250-share limitation described in Section 8(c) and the price of shares that any Participant has elected to purchase shall be adjusted proportionately by the Committee for any increase or decrease in the number of outstanding shares of Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend, any other increase or decrease in such shares effected without receipt or payment of consideration by the Company, the distribution of the shares of a Subsidiary to the Company's stockholders or a similar event.

     (c) Reorganizations. Any other provision of the Plan notwithstanding, immediately prior to the effective time of a Corporate Reorganization, the Offering Period and Accumulation Period then in progress shall terminate and shares shall be purchased pursuant to Section 8, unless the Plan is assumed by the surviving corporation or its parent corporation pursuant to the plan of merger or consolidation. The Plan shall in no event be construed to restrict in any way the Company's right to undertake a dissolution, liquidation, merger, consolidation or other reorganization.

SECTION 15. AMENDMENT OR DISCONTINUANCE.

     The Board shall have the right to amend, suspend or terminate the Plan at any time and without notice. Except as provided in Section 14, any increase in the aggregate number of shares of Stock to be issued under the Plan shall be subject to approval by a vote of the stockholders of the Company. In addition, any other amendment of the Plan shall be subject to approval by a vote of the stockholders of the Company to the extent required by an applicable law or regulation.

SECTION 16. GOVERNING LAW.

     This Plan shall be governed by Delaware law, without regard to that State's choice of law rules.

SECTION 17. DEFINITIONS.

     (a) "Accumulation Period" means a six-month period during which contributions may be made toward the purchase of Stock under the Plan, as determined pursuant to Section 4(b).

     (b) "Affiliate" means any (i) Subsidiary and (ii) any other entity in which the Company has an equity interest.

     (c) "Board" means the Board of Directors of the Company, as constituted from time to time.

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     (d)   "Code" means the United States Internal Revenue Code of 1986, as amended.

     (e)   "Committee" means a committee of the Board, as described in
Section 2.

     (f)   "Company" means Micromuse Inc., a Delaware corporation.

     (g) "Compensation" means (i) the total compensation paid in cash to a Participant by a Participating Company, including salaries, wages, bonuses, incentive compensation, commissions, overtime pay and shift premiums, plus (ii) any pre-tax contributions made by the Participant under Sections 401(k) or 125 of the Code. "Compensation" shall exclude all non-cash items, moving or relocation allowances, cost-of-living equalization payments, car allowances, tuition reimbursements, imputed income attributable to cars or life insurance, severance pay, fringe benefits, contributions or benefits received under employee benefit plans, income attributable to the exercise of stock options, and similar items. The Committee shall determine whether a particular item is included in Compensation.

     (h)   "Corporate Reorganization" means:

           (i) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization; or

           (ii) The sale, transfer or other disposition of all or substantially all of the Company's assets or the complete liquidation or dissolution of the Company.

     (i) "Eligible Employee" means any employee of a Participating Company whose customary employment is for more than five months per calendar year and for more than 20 hours per week, unless an employee whose customary employment is less than these thresholds is otherwise required to be eligible to participate under local law. The foregoing notwithstanding, an individual shall not be considered an Eligible Employee if his or her participation in the Plan is prohibited by the law of any country which has jurisdiction over him or her or if he or she is subject to a collective bargaining agreement that does not provide for participation in the Plan.

     (j)   "Exchange Act" means the United States Securities Exchange Act of
1934, as amended.

     (k) "Fair Market Value" means the market price of Stock, determined by the Committee as follows:

           (i) If the Stock was traded on The Nasdaq National Market on the date in question, then the Fair Market Value shall be equal to the last-transaction price quoted for such date by The Nasdaq National Market;

                                       12

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           (ii)  If the Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; or

           (iii) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in The Wall Street Journal or as reported directly to the Company by Nasdaq or a stock exchange. Such determination shall be conclusive and binding on all persons.

     (l) "IPO" means the initial offering of Stock to the public pursuant to a registration statement filed by the Company with the United States Securities and Exchange Commission.

     (m) "Non-423 Plan" means an employee stock purchase plan which does not meet the requirements set forth in Code Section 423.

     (n) "Offering Period" means a 24-month period with respect to which the right to purchase Stock may be granted under the Plan, as determined pursuant to
Section 4(a).

     (o) "Participant" means an Eligible Employee who elects to participate in the Plan, as provided in Section 4(c).

     (p) "Participating Company" means (i) the Company and (ii) each present or future Affiliate designated by the Committee as a Participating Company. In the event that the Participating Company is not a Subsidiary, it shall be designated for participation in the Non-423 Plan.

     (q) "Plan" means this Micromuse Inc. 1998 Employee Stock Purchase Plan, as it may be amended from time to time.

     (r) "Plan Account" means the account established for each Participant pursuant to Section 8(a).

     (s)   "Purchase Price" means the price at which Participants may purchase
Stock under the Plan, as determined pursuant to Section 8(b).

     (t) "Section 423 Plan" means an employee stock purchase plan which is designed to meet the requirements set forth in Code Section 423.

     (u)   "Stock" means the Common Stock of the Company.

     (v) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations

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

other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.


SECTION 18. EXECUTION.

     To record the amendment and restatement of the Plan by the Board on January
20, 2003, the Company has caused its authorized officer to execute the same.

                                 Micromuse Inc.


                                 By:
                                 Title:

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